UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

BIOATLA, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39787	85-1922320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 Torreyana Road
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 858 558-0708

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BCAB	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of BioAtla, Inc. (the “Company”) was held online via live audio webcast on June 16, 2022 (the “Annual Meeting”). At the Annual Meeting, there were present, in person virtually or by proxy, holders of 26,095,409.84 shares of common stock, or approximately 72.71% of the total outstanding shares eligible to be voted. The final voting results with respect to each proposal presented at the Annual Meeting is set forth below:

Proposal One - Election of Directors

The Company’s stockholders approved the election of three Class II directors to the Company’s Board of Directors for three year terms or until their respective successors are duly elected and qualified or until their earlier death, resignation, disqualification or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mary Ann Gray, Ph.D.	14,744,742.84	5,598,914	5,571,753
Susan Moran, M.D.	17,989,486.84	2,354,170	5,571,753
Lawrence Steinman, M.D.	16,277,500.84	4,066,156	5,571,753

Proposal Two - Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the following votes:

Votes For	Votes Against	Abstentions
25,103,010.84	878,329	114,070

Proposal Three - Non-Binding Advisory Vote on the Frequency of Future Non-Binding Advisory Votes on the Compensation of Our Named Executive Officers

The Company’s stockholders voted for a preferred frequency of ONE YEAR for future non-binding advisory votes on the compensation of our named executive officers by the following votes:

One Year	Two Years	Three Years	Abstentions
17,488,582.84	3,225	2,731,878	119,971

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BioAtla, Inc.

Date:	June 17, 2022	By:	/s/ Richard A. Waldron
Richard A. Waldron Chief Financial Officer